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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 July 18, 1996

                      Roberts Pharmaceutical Corporation
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            (Exact name of registrant as specified in its charter)


   New Jersey                      1-10432                     22-2429994
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                    File Number)                 Identification
of incorporation)                                                 Number)



                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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          (Address of principal executive office, including zip code)

      Registrant's telephone number, including area code:  (908) 389-1182

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        (Former name or former address, if changed since last report.)
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  Item 5.  Other Events.
           -------------

      On July 18, 1996, Mr. John T. Spitznagel was elected a Vice President and a Director of Roberts Pharmaceutical Corporation. Mr. Spitznagel is responsible for worldwide sales and marketing. Prior to joining Roberts, Mr. Spitznagel held senior level positions with Reed and Carnick Pharmaceuticals, Wyeth Laboratories and Hoffmann-La Roche. Mr. Spitznagel holds a Master of Business Administration degree (Magna Cum Laude) from Fairleigh Dickinson University.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Roberts Pharmaceutical Corporation
                                              ----------------------------------
                                                       (Registrant)

                                              By: /s/ Anthony A. Rascio
                                                 -------------------------------
                                                  Anthony A. Rascio
                                                  Vice President

Date:  July 26, 1996